                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--
                           LETTER TO OUR SHAREHOLDERS


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF       and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.      had the idea of creating a mutual fund company that put
      Bauer,        people first. Our slogan, "people are the product," means
   Chairman of      that people--our employees and our investors--are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more than
   APPEARS HERE]    eight million investors, with $176 billion in assets under management. Over that time, the industry as a whole has
    [PHOTO OF       grown from $51 billion in assets to more than $7 trillion
     Robert H.      today. I never dreamed we would see such phenomenal growth.
      Graham        You are the main reason for our success, and I want you to
   APPEARS HERE]    know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful. If you have any questions or comments, please contact Institutional Customer Service at 800-659-1005 during normal business hours.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                             THE MANAGERS' OVERVIEW

FUND RELISHES REVERSAL OF MARKET SENTIMENT

A roundtable discussion with the fund management team for AIM Limited Maturity Treasury Fund--Institutional Class about the fiscal year ended July 31, 2000.
--------------------------------------------------------------------------------

HOW DID AIM LIMITED MATURITY TREASURY FUND--INSTITUTIONAL CLASS PERFORM DURING THE FISCAL YEAR?
In a year that saw many investors chase performance and then backpedal when the market got bumpy, the fund remained a bastion of stability, with a fairly low level of volatility compared to the broader market. The fund's net asset value
(NAV) per share remained between $9.89 and $10.04 during the reporting period. The fund continued to provide steady, attractive income during the fiscal year. As of July 31, 2000, the 30-day distribution rate at NAV was 5.91%, and the 30-day SEC yield at NAV was 6.54%. The fund finished the fiscal year with a total return of 4.78%. Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 5.21% for the reporting period.
    It's worth noting that while in 1999 many widely reported stock indexes, such as the S&P 500, far outperformed fixed-income markets, the new year has been a different story. For the first seven months of 2000, the fund had a total return of 3.35% (at NAV), while the S&P 500 had a total return of -1.98%. This performance divergence is a testament to the wisdom of diversification across different asset types.

WHAT WERE MARKET CONDITIONS LIKE OVER THE PAST YEAR?
During much of 1999, technology dominated markets overall, even though the sector's eye-popping returns did not translate into extraordinary performance across the broader market. Indeed, for fixed-income markets, 1999 was one of the worst years on record.
    But the new year brought with it unprecedented stock-market volatility and a major shift in market sentiment when some companies' sky-high valuations came into question. Volatility drove many investors to flee the stock market and to sit on the sidelines until things calmed down somewhat. This environment was a boon for short-term fixed-income securities as investors shifted money into what are traditionally seen as more stable, highly liquid investments.

YIELD CURVE--U.S.TREASURY SECURITIES

As of 7/31/00, with time to maturity

================================================================================
LINE CHART

3-6 months                 6.25%

                           6.43%
1-2 years                  6.05%
                           6.28%
(Area of Investment Focus)
5 years                    6.15%
10 years                   6.04%
30 years                   5.79%
================================================================================

Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

Source: Bloomberg

    Also shaking market confidence were interest-rate hikes implemented by the Federal Reserve Board (the Fed) and investors' concerns regarding potential inflation. Since June 1999, the Fed has raised interest rates six times--a total of 175 basis points--in an effort to cool what it feared was a too-hot growth rate for the U.S. economy. Mixed signals from leading economic indicators made it difficult to determine when the Fed would finish its tightening cycle.
    Indeed, while employment data released just days after the end of the reporting period were weaker than expected, recent GDP data showed the economy growing by more than 5% during the second quarter of the year. However, over the past year market participants have increasingly accepted that the Fed would successfully control inflation without bringing the economy to a screeching halt. This positive outlook for Fed policy has resulted in a much healthier bond market in 2000 than in 1999.

HOW DID YOU MANAGE THE FUND, GIVEN THE MARKET ENVIRONMENT?
We continued to abide by our proven strategy of buying two-year Treasury notes and selling them when they have one year left to maturity. This gives the fund's portfolio a constant average maturity of a year and a half. Our strategy has advantages both when interest rates are rising and when they are falling.
    When interest rates are rising, the prices of the two-year notes in our portfolio tend to fall less than those of longer issues, which may also lessen the impact of rising rates on the fund's NAV. When interest rates are falling, the prices of the notes in which we invest rise, and because we reinvest gradually over time, the fund's yield should not fall as quickly as the yield of the broader market in such an environment.

HOW HAS THE TREASURY'S BUYBACK PROGRAM AFFECTED YIELDS?
During the first quarter of 2000, the U.S. Treasury announced that it will issue fewer securities across all maturity spectrums, and it has also begun buying back its own debt. The buyback program has been spurred by consecutive U.S. government budget surpluses in 1998 and 1999, the first consecutive surpluses since the 1950s. The auction cuts and the buyback program have driven yields lower because of the supply impact--lower supply means higher prices, and higher prices mean lower yields.
    Two-year Treasury note yields reached a high of 6.93% earlier in 2000, but the yield dropped to 6.28% by fiscal year-end on the heels of both the Fed's perceived success at combating inflation and the Treasury supply story. Because the buyback program has been concentrated in longer maturities (15+ years) where auction cuts have been the most dramatic, those yields have dropped and formed an inverted yield curve. (See chart below left.)
    In years past, such a yield-curve inversion has been seen more as a harbinger of recession than as a characteristic of a steadily growing economy. However, all indications are that the current inversion is a reflection of the changing dynamics of the Treasury market. The Fed also continues to watch yields carefully, and it has announced that to maintain liquidity without roiling bond markets, it will concentrate more of its own buying at the short end of the yield curve, which may bring down those yields eventually.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We know from experience that it takes time for Fed policy to trickle down through the economy. While we think its inflation-prevention measures have succeeded thus far, we believe that the Fed remains willing to raise rates again should the need arise. There have been signs of economic cooling, but some inflation risks remain because the data are mixed.
    Interest rates that really affect the economy--mortgage and corporate borrowing rates--have risen, and this should begin to slow growth to a rate that will keep inflation at bay. While no one can say for certain whether the Fed is finished tightening, we think that the Fed has made good inroads into preventing inflation by slowing--not stopping--the economy, and that should be beneficial for fixed-income markets and the fund throughout the rest of 2000.

LONG-TERM PERFORMANCE

AIM LIMITED MATURITY TREASURY FUND--INSTITUTIONAL CLASS VS. BENCHMARK INDEX

The chart below compares your fund to a benchmark index, which measures the performance of a hypothetical portfolio. It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the Lehman 1-2 Year U.S. Government Bond Index is not managed, and it incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of this index is intended to give you a general idea of how your fund performed compared to the bond market.



RESULTS OF A $10,000 INVESTMENT

================================================================================
            AIM Limited Maturity                  Lehman 1-2 year U.S.
            Treasury Fund-Institutional Class     Government Bond Index
--------------------------------------------------------------------------------

7/90                $10,000.00                          $10,000.00
7/91                $10,917.00                          $10,961.00
7/92                $11,970.00                          $12,043.00
7/93                $12,557.00                          $12,649.00
7/94                $12,858.00                          $12,984.00
7/95                $13,709.00                          $13,870.00
7/96                $14,434.00                          $14,634.00
7/97                $15,415.00                          $15,656.00
7/98                $16,288.00                          $16,591.00
7/99                $17,026.00                          $17,415.00
7/00                $17,846.00                          $18,320.00

Source: Lehman Brothers. Performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value, net of fees and expenses. Investment return and principal value will vary, so an investor may have a gain or loss when selling shares.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, the close of the reporting period

================================================================================
Inception (7/13/87)           6.37%
10 years                      5.96
5 years                       5.41
1 year                        4.78

As of 6/30/00, the most recent
calendar quarter-end
Inception (7/13/87)           6.37%
10 years                      6.02
5 years                       5.39
1 year                        4.57
================================================================================

SCHEDULE OF INVESTMENTS

JULY 31, 2000

                                                                    PRINCIPAL
                                                                     AMOUNT        MARKET
                                                         MATURITY     (000)        VALUE
U.S. TREASURY SECURITIES-99.01%

U.S. TREASURY NOTES-99.01%

5.50%                                                    08/31/01    $25,100    $ 24,862,554
--------------------------------------------------------------------------------------------
5.63%                                                    09/30/01     25,100      24,875,857
--------------------------------------------------------------------------------------------
5.88%                                                    10/31/01     25,100      24,938,356
--------------------------------------------------------------------------------------------
5.88%                                                    11/30/01     25,100      24,931,328
--------------------------------------------------------------------------------------------
6.13%                                                    12/31/01     25,100      25,007,632
--------------------------------------------------------------------------------------------
6.38%                                                    01/31/02     25,100      25,092,470
--------------------------------------------------------------------------------------------
6.50%                                                    02/28/02     25,100      25,144,427
--------------------------------------------------------------------------------------------
6.50%                                                    03/31/02     25,100      25,147,188
--------------------------------------------------------------------------------------------
6.38%                                                    04/30/02     25,100      25,099,247
--------------------------------------------------------------------------------------------
6.63%                                                    05/31/02     25,100      25,214,707
--------------------------------------------------------------------------------------------
6.38%                                                    06/30/02     25,100      25,115,562
--------------------------------------------------------------------------------------------
6.25%                                                    07/31/02     24,100      24,085,058
--------------------------------------------------------------------------------------------
    Total U.S. Treasury Securities (Cost $299,787,994)                           299,514,386
--------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS-99.01%                                                     299,514,386
--------------------------------------------------------------------------------------------
    OTHER ASSETS LESS LIABILITIES-0.99%                                            2,999,031
--------------------------------------------------------------------------------------------
    NET ASSETS-100.00%                                                          $302,513,417
============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2000


ASSETS:

Investments, at market value (Cost $299,787,994)              $299,514,386
--------------------------------------------------------------------------
Cash                                                             1,120,488
--------------------------------------------------------------------------
Receivables for:
--------------------------------------------------------------------------
  Fund shares sold                                                 272,822
--------------------------------------------------------------------------
  Interest                                                       3,873,029
--------------------------------------------------------------------------
Investment for deferred compensation plan                           40,106
--------------------------------------------------------------------------
Other assets                                                         2,306
--------------------------------------------------------------------------
    Total assets                                               304,823,137
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                         1,752,268
--------------------------------------------------------------------------
  Dividends                                                        358,703
--------------------------------------------------------------------------
  Deferred compensation plan                                        40,106
--------------------------------------------------------------------------
Accrued advisory fees                                               48,904
--------------------------------------------------------------------------
Accrued administrative services fees                                 5,859
--------------------------------------------------------------------------
Accrued distribution fees                                           54,237
--------------------------------------------------------------------------
Accrued transfer agent fees                                         39,501
--------------------------------------------------------------------------
Accrued operating expenses                                          10,142
--------------------------------------------------------------------------
    Total liabilities                                            2,309,720
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $302,513,417
==========================================================================

NET ASSETS:

Class A                                                       $300,058,098
==========================================================================
Institutional Class                                           $  2,455,319
==========================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                         30,115,896
==========================================================================
Institutional Class                                                246,425
==========================================================================
Class A :
  Net asset value and redemption price per share              $       9.96
--------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.96 divided by 99.00%)              $      10.06
==========================================================================
Institutional Class:
  Net asset value, redemption price and offering price per
    share                                                     $       9.96
==========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2000

INVESTMENT INCOME:

Interest                                                      $19,783,947
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     705,741
-------------------------------------------------------------------------
Administrative services fee                                        80,566
-------------------------------------------------------------------------
Custodian fees                                                     11,079
-------------------------------------------------------------------------
Distribution fees -- Class A                                      517,076
-------------------------------------------------------------------------
Transfer agent fees -- Class A                                    444,091
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          2,749
-------------------------------------------------------------------------
Trustees' fees                                                      9,224
-------------------------------------------------------------------------
Other                                                             104,612
-------------------------------------------------------------------------
    Total expenses                                              1,875,138
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (3,920)
-------------------------------------------------------------------------
    Net expenses                                                1,871,218
-------------------------------------------------------------------------
Net investment income                                          17,912,729
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,797,259)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                    2,049,768
-------------------------------------------------------------------------
      Net gain (loss) on investment securities                 (2,747,491)
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $15,165,238
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------

OPERATIONS:

  Net investment income                                       $ 17,912,729    $ 19,679,426
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (4,797,259)      1,359,439
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        2,049,768      (3,023,894)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        15,165,238      18,014,971
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (17,525,848)    (18,245,067)
------------------------------------------------------------------------------------------
  Institutional Class                                             (416,635)     (1,523,201)
------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Class A                                                      (87,282,579)     46,655,684
------------------------------------------------------------------------------------------
  Institutional Class                                          (14,575,249)    (33,718,444)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                     (104,635,073)     11,183,943
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                            407,148,490     395,964,547
------------------------------------------------------------------------------------------
  End of year                                                 $302,513,417    $407,148,490
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $311,671,908    $413,559,490
------------------------------------------------------------------------------------------
  Undistributed net investment income                               29,754          29,754
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,914,637)     (4,117,378)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                    (273,608)     (2,323,376)
------------------------------------------------------------------------------------------
                                                              $302,513,417    $407,148,490
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts on investments, is recorded on the accrual basis from settlement date. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes.
     On July 31, 2000 undistributed net investment income was increased by $29,754 and additional paid-in capital was decreased by $29,754 as a result of reclassifications of nondeductible organizational expenses. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for Federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,224,162 as of July 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.
E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2000, AIM was paid $80,566 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended July 31, 2000, AFS was paid $151,859 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2000, the Fund paid AIM Distributors $517,076 as compensation under the Plan.
    AIM Distributors received commissions of $57,087 from sales of the Class A shares of the Fund during the year ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the year ended July 31, 2000, the Fund paid legal fees of $3,294 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,920 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,920.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2000 was $431,234,972 and $537,432,998, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2000 was as follows:

Aggregate unrealized appreciation of investment securities     $ 395,575
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (874,560)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                   $(478,985)
========================================================================
Cost of investments for tax purposes is $299,993,371.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2000 and 1999 were as follows:

                                                2000                          1999
                                     ---------------------------   ---------------------------
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     -----------   -------------   -----------   -------------
Sold:
  Class A                             20,491,334   $ 204,290,029    66,719,952   $ 675,218,081
----------------------------------------------------------------------------------------------
  Institutional Class                    191,454       1,910,678       489,034       4,947,727
----------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                              1,468,058      14,627,764     1,524,802      15,430,990
----------------------------------------------------------------------------------------------
  Institutional Class                        891          11,992         1,998          20,239
----------------------------------------------------------------------------------------------
Reacquired:
  Class A                            (30,726,141)   (306,200,372)  (63,662,111)   (643,993,387)
----------------------------------------------------------------------------------------------
  Institutional Class                 (1,653,776)    (16,497,919)   (3,809,602)    (38,686,410)
----------------------------------------------------------------------------------------------
                                     (10,228,180)  $(101,857,828)    1,264,073   $  12,937,240
==============================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                              INSTITUTIONAL CLASS
                                              ---------------------------------------------------
                                                 2000       1999      1998      1997      1996
                                              ----------  --------  --------  --------  ---------
Net asset value, beginning of period          $10.03      $ 10.07   $ 10.07   $  9.97   $  10.03
--------------------------------------------  ------      -------   -------   -------   --------
Income from investment operations:
  Net investment income                         0.54         0.49      0.56      0.56       0.58
--------------------------------------------  ------      -------   -------   -------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.07)       (0.04)       --      0.10      (0.06)
--------------------------------------------  ------      -------   -------   -------   --------
    Total from investment operations            0.47         0.45      0.56      0.66       0.52
--------------------------------------------  ------      -------   -------   -------   --------
Less distributions:
  Dividends from net investment income         (0.54)       (0.49)    (0.56)    (0.56)     (0.58)
--------------------------------------------  ------      -------   -------   -------   --------
Net asset value, end of period                $ 9.96      $ 10.03   $ 10.07   $ 10.07   $   9.97
============================================  ======      =======   =======   =======   ========
Total return                                    4.78%        4.55%     5.66%     6.79%      5.27%
============================================  ======      =======   =======   =======   ========
Ratios/supplemental data:
Net assets, end of year (000s omitted)        $2,455      $17,131   $50,609   $48,866   $143,468
============================================  ======      =======   =======   =======   ========
Ratio of expenses to average net assets         0.29%(a)     0.31%     0.32%     0.31%      0.27%
============================================  ======      =======   =======   =======   ========
Ratio of net investment income to average
  net assets                                    5.31%(a)     4.84%     5.51%     5.56%      5.72%
============================================  ======      =======   =======   =======   ========
Portfolio turnover rate                          122%         184%      133%      130%       117%
============================================  ======      =======   =======   =======   ========

(a) Ratios are based on average net assets of $8,153,267.

-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 1, 2000
Houston, Texas

                                  ANNUAL REPORT

                                 AIM INVESTMENT
                                SECURITIES FUNDS

                              AIM LIMITED MATURITY
                                  TREASURY FUND

                                  INSTITUTIONAL
                                      CLASS

                                  JULY 31, 2000


TRUSTEES                        OFFICERS                                            INVESTMENT ADVISOR
Charles T. Bauer                Charles T. Bauer                                    A I M Advisors, Inc.
Bruce L. Crockett               Chairman                                            11 Greenway Plaza, Suite 100
Owen Daly II                                                                        Houston, TX 77046
Edward K. Dunn Jr.              Robert H. Graham                                    800-347-1919
Jack M. Fields                  President
Carl Frischling                                                                     DISTRIBUTOR
Robert H. Graham                Gary T. Crum
Prema Mathai-Davis              Senior Vice President                               Fund Management Company
Lewis F. Pennock                                                                    11 Greenway Plaza, Suite 100
Louis S. Sklar                  Carol F. Relihan                                    Houston, TX 77046
                                Senior Vice President & Secretary                   800-659-1005

                                Melville B. Cox                                     CUSTODIAN
                                Vice President
                                                                                    The Bank of New York
                                Karen Dunn Kelley                                   90 Washington Street, 11th Floor
                                Vice President                                      New York, NY 10286

                                Dana R. Sutton                                      LEGAL COUNSEL TO FUND
                                Vice President & Treasurer
                                                                                    Ballard Spahr Andrews & Ingersoll, LLP
                                Renee A. Friedli                                    1735 Market Street, 51st Floor
                                Assistant Secretary                                 Philadelphia, PA 19103-7599

                                P. Michelle Grace                                   LEGAL COUNSEL TO TRUSTEES
                                Assistant Secretary
                                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                Nancy L. Martin                                     919 Third Avenue
                                Assistant Secretary                                 New York, NY 10022

                                Ofelia M. Mayo                                      TRANSFER AGENT
                                Assistant Secretary
                                                                                    A I M Fund Services, Inc.
                                Lisa A. Moss                                        P.O. Box 4739
                                Assistant Secretary                                 Houston, TX 77210-47392

                                Kathleen J. Pflueger                                AUDITORS
                                Assistant Secretary
                                                                                    KPMG Peat Marwick LLP
                                Mary J. Benson                                      700 Louisiana
                                Assistant Vice President & Assistant Treasurer      NationsBank Building
                                                                                    Houston, TX 77002
                                Sheri Morris
                                Assistant Vice President & Assistant Treasurer










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